UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

PHI GROUP, INC.

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-475-5430

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PHIL	OTC Markets

SECTION 7 – REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed’ for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

I. Incorporation of wholly-owned subsidiary PHILUX GLOBAL ENERGY, INC. for the acquisition of Kota Energy Group LLC and Kota Construction LLC

On January 3, 2022, the Company filed “Profit Corporation Articles of Incorporation” with the Wyoming Secretary of State to incorporate “PHILUX GLOBAL ENERGY, INC.” – Original ID: 2020-001066221, as a wholly-owned subsidiary of the Company to serve as the holding company for the contemplated acquisition of fifty-point one percent (50.10%) ownership in both Kota Energy Group LLC and Kota Construction LLC, both of which are California limited liability companies.

As reported with the Securities and Exchange Commission in Form 8-K on December 10, 2021, the Company signed a Letter of Intent with KOTA Energy Group LLC and KOTA Construction LLC dated December 08, 2021 to acquire 50.1% of the equity interest of each of these companies (“Sellers”), which equity interest shall be common equity with economic rights pari-passu with that held by the founders of Sellers (such equity, the “Equity”, and the purchase thereof, the “Transaction”). The Parties promise to negotiate in good faith a definitive Purchase and Sale Agreement for such equity interests and second amended and restated operating agreements for each Seller (the “Operating Agreements”) to include the terms and conditions set forth in the Letter of Intent and such other representations, warranties, conditions, covenants, indemnities, limitations on the amount and types of damages and other terms as the Parties may agree upon. The total purchase price for the transaction will be $64,125,000.

The Parties expect to sign the definitive Purchase and Sale Agreement in the next few weeks and intend to close this transaction within sixty days after signing, subject to certain terms and conditions.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Profit Corporation Articles of Incorporation filed with the Wyoming Secretary of State on January 03, 2022, Original ID: 2020-001066221, for PHILUX GLOBAL ENERGY, INC.

10.2	Employer Identification Number for PHILUX GLOBAL ENERGY, INC.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 07, 2022

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman, Chairman and CEO